UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Bryan Street, Suite 1800 Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 231-1350

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2025, Digital Realty Trust, Inc. held its Annual Meeting of Stockholders, at which the stockholders voted on proposals as follows:

Proposal 1. Election of directors, each to serve until the 2026 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualifies.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
VeraLinn Jamieson	291,820,374	3,280,615	954,401	15,105,316
Kevin J. Kennedy	275,751,898	19,784,574	518,918	15,105,316
William G. LaPerch	270,640,820	24,902,909	511,661	15,105,316
Jean F.H.P. Mandeville	295,082,643	462,578	510,169	15,105,316
Afshin Mohebbi	293,574,049	1,967,016	514,325	15,105,316
Mark R. Patterson	282,935,782	12,607,541	512,067	15,105,316
Andrew P. Power	295,158,170	380,091	517,129	15,105,316
Mary Hogan Preusse	285,338,875	10,201,070	515,445	15,105,316
Susan Swanezy	294,851,129	694,056	510,205	15,105,316

Proposal 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
293,217,112	17,846,920	96,674	None.

Proposal 3. Resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers (a “say-on-pay vote”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
257,812,455	37,402,568	840,367	15,105,316

Proposal 4. Approval of the Digital Realty Trust, Inc. Amended and Restated Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
295,066,950	436,512	551,928	15,105,316

Proposal 5. A stockholder proposal regarding human right to water.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,399,496	262,854,063	2,801,831	15,105,316

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.
By:	/s/ Jeannie Lee
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Date: June 10, 2025